UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2020

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 21, 2020, United Airlines Holdings, Inc. (“UAL”), United Airlines, Inc., a wholly-owned subsidiary of UAL (“United”), and Mileage Plus Holdings, LLC, a wholly-owned subsidiary of UAL and United (“MPH” and, together with UAL and United, the “Company”) announced that they had entered into a Third Amended and Restated Co-Branded Card Marketing Services Agreement (as amended from time to time, the “Agreement”) with JPMorgan Chase Bank, N.A. (“Chase”), pursuant to which members of the Company’s MileagePlus loyalty program earn frequent flyer miles for making purchases using a MileagePlus credit card issued by Chase.

The Agreement provides for joint marketing and other support for the MileagePlus credit card. The Agreement, which replaces the prior co-branded card marketing services agreement among UAL, United, MPH and Chase, also extends the term into 2029 and modifies certain other terms. In connection with the Agreement, United and MPH entered into an amendment and extension of their Amended and Restated Co-Branded Card Strategic Alliance Agreement with Visa U.S.A. Inc. (“Visa”).

The Company currently estimates that the new commercial terms, anticipated portfolio growth and participation in Chase Ultimate Rewards will increase the annual cash contribution to the Company by approximately $400 million in 2020 from the combined impact of the Agreement and the amendment to the agreement with Visa. United, Chase Card Services and Visa Inc. issued a joint press release announcing the extension of the United MileagePlus credit card program, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained on or connected to the Company's websites or other websites referenced in Exhibit 99.1 is not incorporated by reference into this Item 7.01 and should not be considered part of this or any other report filed with or furnished to the U.S. Securities and Exchange Commission ("SEC").

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Certain statements in this Current Report on Form 8-K are forward-looking and thus reflect the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

The Company’s actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the Company’s ability to execute its strategic operating plan, including its growth, revenue-generating and cost-control initiatives; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; the Company’s capacity decisions and the capacity decisions of its competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in the Company’s supply of aircraft fuel; the Company’s ability to cost-effectively hedge against increases in the price of aircraft fuel, if it decides to do so; the effects of any technology failures or cybersecurity breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving the Company’s aircraft or operations, the aircraft or operations of its regional carriers or its code share partners or the aircraft or operations of another airline; the Company’s ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; the mandatory grounding of aircraft in the Company’s fleet; disruptions to the Company’s regional network; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of the Company’s investments in other airlines, including in other parts of the world; industry consolidation or changes in airline alliances; the ability of other air carriers with whom the Company has alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of the Company’s aircraft orders; disruptions in the availability of aircraft, parts or support from its suppliers; the Company’s ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with its union groups; any disruptions to operations due to any potential actions by the Company’s labor groups; labor costs; an outbreak of a disease that affects travel demand or travel behavior, such as the existing threat of coronavirus; the impact of any management changes; extended interruptions or disruptions in service at major airports where the Company operates; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; the costs and availability of financing; the Company’s ability to maintain adequate liquidity; the Company’s ability to comply with the terms of its various financing arrangements; the Company’s ability to realize the full value of its intangible assets and long-lived assets; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, as well as other risks and uncertainties set forth from time to time in the reports it files with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by United Airlines Holdings, Inc., Chase Card Services and Visa Inc., dated February 21, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

By:	/s/ Andrew Nocella
Name:	Andrew Nocella
Title:	Executive Vice President and Chief Commercial Officer

Date: February 21, 2020

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